Exhibit 99.2

American Financial Group, Inc. Investor Supplement - Fourth Quarter 2017

January 31, 2018

American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower
301 E Fourth Street
Cincinnati, OH 45202
513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Fourth Quarter 2017

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	12/31/17	12/31/16
Highlights
Net earnings	$166	$11	$145	$153	$385	$475	$649
Core net operating earnings	197	95	145	151	176	588	534
Total assets	60,658	60,163	58,618	57,464	55,072	60,658	55,072
Adjusted shareholders’ equity (a)	4,724	4,852	4,837	4,815	4,617	4,724	4,617
Property and Casualty net written premiums	1,161	1,433	1,130	1,027	1,083	4,751	4,386
Annuity statutory premiums	909	876	1,266	1,290	1,111	4,341	4,435

Per share data
Diluted earnings per share	$1.84	$0.13	$1.61	$1.72	$4.33	$5.28	$7.33
Core net operating earnings per share	2.20	1.06	1.61	1.69	1.98	6.55	6.03
Adjusted book value per share (a)	53.51	55.08	54.97	54.98	53.11	53.51	53.11

Cash dividends per common share	2.3500	0.3125	1.8125	0.3125	1.3125	4.7875	2.1525

Financial ratios
Annualized return on equity (b)	14.4%	1.0%	12.3%	13.3%	34.4%	10.3%	14.8%
Annualized core operating return on equity (b)	17.2%	8.1%	12.3%	13.1%	15.7%	12.7%	12.2%

Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	59.8%	71.4%	59.5%	59.5%	63.7%	62.9%	61.7%
Underwriting expense ratio	27.5%	27.9%	33.7%	32.7%	26.7%	30.2%	30.6%

Combined ratio - Specialty	87.3%	99.3%	93.2%	92.2%	90.4%	93.1%	92.3%

Net spread on fixed annuities:
Net interest spread	2.62%	2.69%	2.61%	2.58%	2.70%	2.62%	2.73%
Net spread earned:
Before impact of fair value accounting	1.34%	1.36%	1.32%	1.31%	1.42%	1.33%	1.39%
Impact of fair value accounting (c)	(0.13%)	(0.05%)	(0.21%)	(0.03%)	0.40%	(0.10%)	(0.10%)

After impact of fair value accounting	1.21%	1.31%	1.11%	1.28%	1.82%	1.23%	1.29%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 19.
(b)	Excludes accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	12/31/17	12/31/16
Property and Casualty Insurance
Underwriting profit	$155	$8	$72	$78	$110	$313	$337
Net investment income	86	94	96	86	85	362	350
Other income (expense)	(8)	(7)	(5)	5	(15)	(15)	(57)

Property and Casualty Insurance operating earnings	233	95	163	169	180	660	630

Annuity earnings	97	102	85	96	132	380	368
Run-off Long-Term Care and Life earnings	2	2	2	—	2	6	2
Interest expense of parent holding companies	(20)	(21)	(23)	(21)	(21)	(85)	(77)
Other expense	(29)	(20)	(23)	(26)	(29)	(98)	(99)

Pre-tax core operating earnings	283	158	204	218	264	863	824

Income tax expense	86	63	59	67	88	275	290

Core net operating earnings	197	95	145	151	176	588	534

Non-core items, net of tax:
Realized gains (losses) on securities	4	(8)	5	2	32	3	13
Gain on sale of subsidiaries	—	—	—	—	—	—	1
Gain on sale of apartment property	—	—	—	—	—	—	15
Special A&E charges:
Property and Casualty Insurance run-off operations	—	(58)	—	—	—	(58)	(23)
Former Railroad and Manufacturing operations	—	(16)	—	—	—	(16)	(3)
Neon exited lines charge	18	—	—	—	—	18	(65)
Tax benefit related to National Interstate merger	—	—	—	—	66	—	66
Tax benefit related to Neon restructuring	56	—	—	—	111	56	111
Tax expense related to change in U.S. corporate tax rate	(83)	—	—	—	—	(83)	—
Loss on retirement of debt	(26)	(2)	(5)	—	—	(33)	—

Net earnings	$166	$11	$145	$153	$385	$475	$649

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	12/31/17	12/31/16
Core net operating earnings	$197	$95	$145	$151	$176	$588	$534

Net earnings	$166	$11	$145	$153	$385	$475	$649

Average number of diluted shares	90.109	89.984	89.799	89.342	88.774	89.812	88.530

Diluted earnings per share:
Core net operating earnings per share	$2.20	$1.06	$1.61	$1.69	$1.98	$6.55	$6.03

Realized gains (losses) on securities	0.04	(0.08)	0.05	0.03	0.36	0.03	0.16
Gain on sale of subsidiaries	—	—	—	—	—	—	0.01
Gain on sale of apartment property	—	—	—	—	—	—	0.17
Special A&E charges:
Property and Casualty Insurance run-off operations	—	(0.64)	—	—	—	(0.64)	(0.26)
Former Railroad and Manufacturing operations	—	(0.18)	—	—	—	(0.18)	(0.04)
Neon exited lines charge	0.19	—	—	—	—	0.19	(0.73)
Tax benefit related to National Interstate merger	—	—	—	—	0.74	—	0.74
Tax benefit related to Neon restructuring	0.62	—	—	—	1.25	0.62	1.25
Tax expense related to change in U.S. corporate tax rate	(0.92)	—	—	—	—	(0.92)	—
Loss on retirement of debt	(0.29)	(0.03)	(0.05)	—	—	(0.37)	—

Diluted earnings per share	$1.84	$0.13	$1.61	$1.72	$4.33	$5.28	$7.33

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	12/31/17	12/31/16
Property and Transportation	$84	$6	$21	$43	$75	$154	$166
Specialty Casualty	58	2	29	15	13	104	78
Specialty Financial	19	(3)	23	22	20	61	84
Other Specialty	(5)	4	—	(1)	2	(2)	9

Underwriting profit - Specialty	156	9	73	79	110	317	337

Other core charges, included in loss and LAE	1	1	1	1	—	4	—

Underwriting profit - Core	155	8	72	78	110	313	337

Special A&E charges, included in loss and LAE	—	(89)	—	—	—	(89)	(36)
Neon exited lines charge, included in loss and LAE	18	—	—	—	—	18	(57)
Neon exited lines charge, included in underwriting expenses	—	—	—	—	—	—	(8)

Underwriting profit (loss) - Property and Casualty Insurance	$173	$(81)	$72	$78	$110	$242	$236

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$4	$6	$—	$—	$—	$10	$—
Catastrophe loss	8	107	18	7	12	140	55

Total current accident year catastrophe losses	$12	$113	$18	$7	$12	$150	$55

Prior year loss reserve development (favorable) / adverse	$(66)	$52	$(22)	$(28)	$10	$(64)	$32

Combined ratio:
Property and Transportation	82.6%	98.9%	94.2%	87.3%	83.9%	91.0%	90.0%
Specialty Casualty	90.0%	99.5%	94.7%	97.0%	97.4%	95.2%	96.1%
Specialty Financial	86.2%	102.2%	84.4%	85.0%	86.0%	89.4%	84.9%
Other Specialty	123.0%	85.1%	98.3%	105.8%	94.9%	102.7%	91.4%
Combined ratio - Specialty	87.3%	99.3%	93.2%	92.2%	90.4%	93.1%	92.3%

Other core charges	0.1%	0.1%	0.2%	0.1%	0.0%	0.1%	(0.1%)
Neon exited lines charge, loss and LAE	(1.4%)	0.0%	0.0%	0.0%	0.0%	(0.4%)	1.3%
Neon exited lines charge, underwriting expenses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%
Special A&E charges	0.0%	7.0%	0.0%	0.0%	0.0%	1.9%	0.8%

Combined ratio	86.0%	106.4%	93.4%	92.3%	90.4%	94.7%	94.5%

Combined ratio excl. catastrophe and prior year development	90.8%	93.8%	93.7%	94.3%	88.4%	93.1%	92.4%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	63.3%	65.9%	60.0%	61.6%	61.7%	62.9%	61.8%
Prior accident year loss reserve development	(5.4%)	4.2%	(2.0%)	(2.7%)	0.9%	(1.4%)	0.7%
Current accident year catastrophe loss	0.6%	8.4%	1.7%	0.7%	1.1%	3.0%	1.3%

Loss and LAE ratio	58.5%	78.5%	59.7%	59.6%	63.7%	64.5%	63.8%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	12/31/17	12/31/16
Gross written premiums	$1,571	$2,104	$1,503	$1,324	$1,441	$6,502	$5,981
Ceded reinsurance premiums	(410)	(671)	(373)	(297)	(358)	(1,751)	(1,595)

Net written premiums	1,161	1,433	1,130	1,027	1,083	4,751	4,386
Change in unearned premiums	64	(166)	(65)	(5)	61	(172)	(58)

Net earned premiums	1,225	1,267	1,065	1,022	1,144	4,579	4,328

Loss and LAE	733	905	634	608	729	2,880	2,669
Underwriting expense	336	353	358	335	305	1,382	1,322

Underwriting profit	$156	$9	$73	$79	$110	$317	$337

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$4	$6	$—	$—	$—	$10	$—
Catastrophe loss	8	107	18	7	12	140	55

Total current accident year catastrophe losses	$12	$113	$18	$7	$12	$150	$55

Prior year loss reserve development (favorable) / adverse	$(49)	$(38)	$(23)	$(29)	$10	$(139)	$(61)

Combined ratio:
Loss and LAE ratio	59.8%	71.4%	59.5%	59.5%	63.7%	62.9%	61.7%
Underwriting expense ratio	27.5%	27.9%	33.7%	32.7%	26.7%	30.2%	30.6%

Combined ratio	87.3%	99.3%	93.2%	92.2%	90.4%	93.1%	92.3%

Combined ratio excl. catastrophe and prior year development	90.8%	93.8%	93.7%	94.3%	88.4%	93.1%	92.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	63.3%	65.9%	60.0%	61.6%	61.7%	62.9%	61.8%
Prior accident year loss reserve development	(4.1%)	(2.9%)	(2.2%)	(2.8%)	0.9%	(3.0%)	(1.4%)
Current accident year catastrophe loss	0.6%	8.4%	1.7%	0.7%	1.1%	3.0%	1.3%

Loss and LAE ratio	59.8%	71.4%	59.5%	59.5%	63.7%	62.9%	61.7%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	12/31/17	12/31/16
Gross written premiums	$626	$1,073	$573	$416	$577	$2,688	$2,504
Ceded reinsurance premiums	(202)	(449)	(180)	(92)	(183)	(923)	(832)

Net written premiums	424	624	393	324	394	1,765	1,672
Change in unearned premiums	61	(97)	(36)	18	71	(54)	(10)

Net earned premiums	485	527	357	342	465	1,711	1,662

Loss and LAE	325	407	232	208	319	1,172	1,114
Underwriting expense	76	114	104	91	71	385	382

Underwriting profit	$84	$6	$21	$43	$75	$154	$166

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$2	$—	$—	$—	$2	$—
Catastrophe loss	(3)	23	11	5	6	36	31

Total current accident year catastrophe losses	$(3)	$25	$11	$5	$6	$38	$31

Prior year loss reserve development (favorable) / adverse	$(4)	$(8)	$(11)	$(17)	$13	$(40)	$(21)

Combined ratio:
Loss and LAE ratio	67.1%	77.3%	64.9%	60.8%	68.6%	68.5%	67.0%
Underwriting expense ratio	15.5%	21.6%	29.3%	26.5%	15.3%	22.5%	23.0%

Combined ratio	82.6%	98.9%	94.2%	87.3%	83.9%	91.0%	90.0%

Combined ratio excl. catastrophe and prior year development	84.0%	96.0%	94.3%	90.7%	79.7%	91.2%	89.3%

Loss and LAE components:
Current accident year, excluding catastrophe loss	68.5%	74.4%	65.0%	64.2%	64.4%	68.7%	66.3%
Prior accident year loss reserve development	(0.8%)	(1.5%)	(3.1%)	(4.8%)	3.0%	(2.3%)	(1.2%)
Current accident year catastrophe loss	(0.6%)	4.4%	3.0%	1.4%	1.2%	2.1%	1.9%

Loss and LAE ratio	67.1%	77.3%	64.9%	60.8%	68.6%	68.5%	67.0%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	12/31/17	12/31/16
Gross written premiums	$737	$850	$756	$744	$684	$3,087	$2,792
Ceded reinsurance premiums	(182)	(226)	(195)	(204)	(174)	(807)	(756)

Net written premiums	555	624	561	540	510	2,280	2,036
Change in unearned premiums	18	(56)	(24)	(32)	—	(94)	(30)

Net earned premiums	573	568	537	508	510	2,186	2,006

Loss and LAE	338	402	339	331	348	1,410	1,320
Underwriting expense	177	164	169	162	149	672	608

Underwriting profit	$58	$2	$29	$15	$13	$104	$78

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$4	$2	$—	$—	$—	$6	$—
Catastrophe loss	14	54	2	1	4	71	10

Total current accident year catastrophe losses	$18	$56	$2	$1	$4	$77	$10

Prior year loss reserve development (favorable) / adverse	$(52)	$(23)	$(5)	$(6)	$3	$(86)	$(13)

Combined ratio:
Loss and LAE ratio	59.1%	70.7%	63.1%	65.2%	68.2%	64.5%	65.8%
Underwriting expense ratio	30.9%	28.8%	31.6%	31.8%	29.2%	30.7%	30.3%

Combined ratio	90.0%	99.5%	94.7%	97.0%	97.4%	95.2%	96.1%

Combined ratio excl. catastrophe and prior year development	96.7%	94.0%	95.2%	97.9%	96.1%	95.9%	96.3%

Loss and LAE components:
Current accident year, excluding catastrophe loss	65.8%	65.2%	63.6%	66.1%	66.9%	65.2%	66.0%
Prior accident year loss reserve development	(9.2%)	(4.0%)	(0.9%)	(1.1%)	0.5%	(4.0%)	(0.7%)
Current accident year catastrophe loss	2.5%	9.5%	0.4%	0.2%	0.8%	3.3%	0.5%

Loss and LAE ratio	59.1%	70.7%	63.1%	65.2%	68.2%	64.5%	65.8%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	12/31/17	12/31/16
Gross written premiums	$208	$181	$174	$164	$180	$727	$685
Ceded reinsurance premiums	(52)	(31)	(25)	(23)	(26)	(131)	(113)

Net written premiums	156	150	149	141	154	596	572
Change in unearned premiums	(15)	(8)	(3)	6	(13)	(20)	(15)

Net earned premiums	141	142	146	147	141	576	557

Loss and LAE	47	79	49	52	46	227	178
Underwriting expense	75	66	74	73	75	288	295

Underwriting profit (loss)	$19	$(3)	$23	$22	$20	$61	$84

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$2	$—	$—	$—	$2	$—
Catastrophe loss	(5)	29	5	1	2	30	11

Total current accident year catastrophe losses	$(5)	$31	$5	$1	$2	$32	$11

Prior year loss reserve development (favorable) / adverse	$1	$(5)	$(8)	$(9)	$(6)	$(21)	$(23)

Combined ratio:
Loss and LAE ratio	33.1%	56.0%	33.1%	35.6%	32.4%	39.4%	32.0%
Underwriting expense ratio	53.1%	46.2%	51.3%	49.4%	53.6%	50.0%	52.9%

Combined ratio	86.2%	102.2%	84.4%	85.0%	86.0%	89.4%	84.9%

Combined ratio excl. catastrophe and prior year development	89.1%	84.9%	86.5%	90.6%	88.8%	87.8%	86.9%

Loss and LAE components:
Current accident year, excluding catastrophe loss	36.0%	38.7%	35.2%	41.2%	35.2%	37.8%	34.0%
Prior accident year loss reserve development	0.8%	(3.1%)	(5.4%)	(6.4%)	(4.5%)	(3.6%)	(4.0%)
Current accident year catastrophe loss	(3.7%)	20.4%	3.3%	0.8%	1.7%	5.2%	2.0%

Loss and LAE ratio	33.1%	56.0%	33.1%	35.6%	32.4%	39.4%	32.0%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	12/31/17	12/31/16
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	26	35	27	22	25	110	106

Net written premiums	26	35	27	22	25	110	106
Change in unearned premiums	—	(5)	(2)	3	3	(4)	(3)

Net earned premiums	26	30	25	25	28	106	103

Loss and LAE	23	17	14	17	16	71	57
Underwriting expense	8	9	11	9	10	37	37

Underwriting profit (loss)	$(5)	$4	$—	$(1)	$2	$(2)	$9

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	2	1	—	—	—	3	3

Total current accident year catastrophe losses	$2	$1	$—	$—	$—	$3	$3

Prior year loss reserve development (favorable) / adverse	$6	$(2)	$1	$3	$—	$8	$(4)

Combined ratio:
Loss and LAE ratio	86.2%	52.6%	62.0%	68.0%	59.5%	66.9%	54.9%
Underwriting expense ratio	36.8%	32.5%	36.3%	37.8%	35.4%	35.8%	36.5%

Combined ratio	123.0%	85.1%	98.3%	105.8%	94.9%	102.7%	91.4%

Combined ratio excl. catastrophe and prior year development	94.5%	90.4%	93.5%	93.4%	93.7%	93.0%	92.8%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	12/31/17	12/31/16
Net investment income	$376	$375	$360	$347	$346	$1,458	$1,356
Guaranteed withdrawal benefit fees	17	15	14	14	14	60	53
Policy charges and other miscellaneous income	7	11	12	13	13	43	50

Total revenues	400	401	386	374	373	1,561	1,459

Annuity benefits	257	215	224	196	160	892	800
Acquisition expenses	15	54	47	52	54	168	181
Other expenses	31	30	30	30	27	121	110

Total costs and expenses	303	299	301	278	241	1,181	1,091

Annuity earnings before income taxes	$97	$102	$85	$96	$132	$380	$368

Detail of Annuity earnings before income taxes
Earnings before income taxes and impact of fair value accounting	$108	$106	$101	$98	$103	$413	$395
Impact of fair value accounting (a)	(11)	(4)	(16)	(2)	29	(33)	(27)

Earnings before income taxes	$97	$102	$85	$96	$132	$380	$368

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	12/31/17	12/31/16
Detail of annuity benefits expense:
Interest credited - fixed	$164	$160	$157	$152	$148	$633	$574
Interest credited - fixed component of variable annuities	1	1	2	1	1	5	5
Change in expected death and annuitization reserve	5	5	4	4	4	18	18
Amortization of sales inducements	5	4	4	6	7	19	24
Guaranteed withdrawal benefit reserve	16	18	17	16	20	67	69
Change in other benefit reserves	9	16	9	11	11	45	34
Unlockings (a)	35	—	—	—	23	35	23

Subtotal before impact of fair value accounting	235	204	193	190	214	822	747

Embedded derivative mark-to-market (b)	178	127	112	147	6	564	194
Equity option mark-to-market	(156)	(116)	(81)	(141)	(60)	(494)	(141)

Subtotal impact of fair value accounting	22	11	31	6	(54)	70	53

Total annuity benefits expense	$257	$215	$224	$196	$160	$892	$800

(a)	Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking income of $32 million in 2017 and $24 million in 2016 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses and other income. In total, AFG recorded an unlocking expense of $3 million in 2017 and an expense reduction of $1 million in 2016.
(b)	Excludes unlocking impact of $25 million in 2017 and $17 million in 2016.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	12/31/17	12/31/16
Average fixed annuity investments (at amortized cost) (a)	$32,245	$31,713	$30,988	$30,055	$29,192	$31,250	$28,223
Average annuity benefits accumulated	32,680	32,029	31,212	30,183	29,250	31,526	28,146

Annuity benefits accumulated in excess of investments (a)	$(435)	$(316)	$(224)	$(128)	$(58)	$(276)	$77

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.62%	4.70%	4.62%	4.59%	4.72%	4.63%	4.77%
Interest credited	(2.00%)	(2.01%)	(2.01%)	(2.01%)	(2.02%)	(2.01%)	(2.04%)

Net interest spread on fixed annuities	2.62%	2.69%	2.61%	2.58%	2.70%	2.62%	2.73%

Policy charges and other miscellaneous income	0.10%	0.10%	0.12%	0.14%	0.15%	0.11%	0.15%
Other annuity benefit expenses, net	(0.21%)	(0.33%)	(0.27%)	(0.31%)	(0.38%)	(0.28%)	(0.33%)
Acquisition expenses	(0.60%)	(0.65%)	(0.58%)	(0.67%)	(1.06%)	(0.62%)	(0.70%)
Other expenses	(0.37%)	(0.36%)	(0.38%)	(0.38%)	(0.35%)	(0.37%)	(0.38%)
Change in fair value of derivatives	(0.27%)	(0.14%)	(0.39%)	(0.08%)	0.73%	(0.22%)	(0.19%)
Unlockings	(0.06%)	0.00%	0.00%	0.00%	0.03%	(0.01%)	0.01%

Net spread earned on fixed annuities	1.21%	1.31%	1.11%	1.28%	1.82%	1.23%	1.29%

Average annuity benefits accumulated	$32,680	$32,029	$31,212	$30,183	$29,250	$31,526	$28,146
Net spread earned on fixed annuities	1.21%	1.31%	1.11%	1.28%	1.82%	1.23%	1.29%

Earnings on fixed annuity benefits accumulated	$99	$105	$87	$96	$133	$387	$363

Annuity benefits accumulated in excess of investments	$(435)	$(316)	$(224)	$(128)	$(58)	$(276)	$77
Net investment income (as % of investments)	4.62%	4.70%	4.62%	4.59%	4.72%	4.63%	4.77%

Earnings (loss) on annuity benefits accumulated in excess of investments	$(5)	$(4)	$(3)	$(1)	$—	$(13)	$4

Variable annuity earnings (loss)	3	1	1	1	(1)	6	1

Earnings before income taxes	$97	$102	$85	$96	$132	$380	$368

Detail of net spread earned on fixed annuities
Net spread earned - before impact of fair value accounting	1.34%	1.36%	1.32%	1.31%	1.42%	1.33%	1.39%
Change in fair value of derivatives	(0.27%)	(0.14%)	(0.39%)	(0.08%)	0.73%	(0.22%)	(0.19%)
Estimated net offsets to deferred sales inducements and deferred policy acquisition costs	0.14%	0.09%	0.18%	0.05%	(0.33%)	0.12%	0.09%

Net spread earned - after impact of fair value accounting	1.21%	1.31%	1.11%	1.28%	1.82%	1.23%	1.29%

(a)	Excludes non-investment assets such as deferred acquisition costs, FIA options, accrued investment income and company owned life insurance.

American Financial Group, Inc. Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	12/31/17	12/31/16
Retail single premium annuities - indexed	$413	$367	$474	$469	$415	$1,723	$1,714
Retail single premium annuities - fixed	22	19	22	20	22	83	82
Financial institutions single premium annuities - indexed	364	360	500	487	474	1,711	1,950
Financial institutions single premium annuities - fixed	63	82	215	262	152	622	468
Education market - fixed and indexed annuities	41	41	47	45	40	174	184

Subtotal fixed annuity premiums	903	869	1,258	1,283	1,103	4,313	4,398

Variable annuities	6	7	8	7	8	28	37

Total annuity premiums	$909	$876	$1,266	$1,290	$1,111	$4,341	$4,435

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	12/31/17	12/31/16
Beginning fixed annuity reserves	$32,354	$31,704	$30,719	$29,647	$28,853	$29,647	$26,371
Premiums	903	869	1,258	1,283	1,103	4,313	4,398
Federal Home Loan Bank advances (paydowns) (“FHLB”)	(64)	—	—	—	—	(64)	150
Surrenders, benefits and other withdrawals	(596)	(540)	(571)	(539)	(524)	(2,246)	(2,189)
Interest and other annuity benefit expenses:
Interest credited	164	160	157	152	148	633	574
Embedded derivative mark-to-market	178	127	112	147	6	564	194
Change in other benefit reserves	25	34	29	29	34	117	122
Unlockings	41	—	—	—	27	41	27

Ending fixed annuity reserves	$33,005	$32,354	$31,704	$30,719	$29,647	$33,005	$29,647

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$33,005	$32,354	$31,704	$30,719	$29,647	$33,005	$29,647
Impact of unrealized investment gains on reserves	133	138	128	100	76	133	76
Fixed component of variable annuities	178	179	182	183	184	178	184

Annuity benefits accumulated per balance sheet	$33,316	$32,671	$32,014	$31,002	$29,907	$33,316	$29,907

Annualized surrenders and other withdrawals as a % of beginning reserves	7.4%	6.8%	7.4%	7.3%	7.3%	7.6%	8.3%

American Financial Group, Inc. Guaranteed Minimum Interest Rate (“GMIR”) Analysis ($ in millions)

GMIR	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16
1 - 1.99%	76%	75%	75%	73%	72%
2 - 2.99%	5%	5%	5%	6%	6%
3 - 3.99%	10%	10%	10%	11%	12%
4.00% and above	9%	10%	10%	10%	10%

Annuity Benefits Accumulated	$33,316	$32,671	$32,014	$31,002	$29,907

Traditional Fixed and FIA Surrender Value (a) (b)	$25,138	$24,428	$23,925	$23,284	$22,264

Ability to Lower Average Crediting Rates by (a) (c)	0.92%	0.88%	0.86%	0.82%	0.80%

Pretax earnings impact of crediting guaranteed minimums (a) (assumes net DAC impact over time = $0)	$230	$216	$206	$191	$178

(a)	Excludes Annuities with Guaranteed Withdrawal Benefits, FHLB advances, immediate reserves and certain other reserves.
(b)	FIA Surrender Value include Host + Embedded Derivatives + Fixed Account values.
(c)	Weighted Average Crediting Rate less GMIR

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16
Assets:
Total cash and investments	$46,048	$45,253	$44,779	$43,350	$41,433	$41,805
Recoverables from reinsurers	3,369	3,262	2,839	2,735	2,737	2,814
Prepaid reinsurance premiums	600	691	587	533	539	634
Agents’ balances and premiums receivable	1,146	1,173	1,124	989	997	1,029
Deferred policy acquisition costs	1,216	1,119	1,156	1,205	1,239	867
Assets of managed investment entities	4,902	4,767	4,873	5,331	4,765	4,312
Other receivables	1,030	1,545	923	875	908	1,391
Variable annuity assets (separate accounts)	644	628	620	614	600	606
Other assets	1,504	1,526	1,518	1,633	1,655	1,188
Goodwill	199	199	199	199	199	199

Total assets	$60,658	$60,163	$58,618	$57,464	$55,072	$54,845

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$9,678	$9,563	$8,730	$8,621	$8,563	$8,661
Unearned premiums	2,410	2,567	2,294	2,174	2,171	2,328
Annuity benefits accumulated	33,316	32,671	32,014	31,002	29,907	29,222
Life, accident and health reserves	658	667	676	687	691	700
Payable to reinsurers	743	906	681	621	634	835
Liabilities of managed investment entities	4,687	4,506	4,685	5,101	4,549	4,067
Long-term debt	1,301	1,284	1,405	1,283	1,283	1,300
Variable annuity liabilities (separate accounts)	644	628	620	614	600	606
Other liabilities	1,887	1,992	2,201	2,166	1,755	1,768

Total liabilities	$55,324	$54,784	$53,306	$52,269	$50,153	$49,487

Redeemable noncontrolling interests	$3	$—	$—	$—	$—	$—

Shareholders’ equity (a):
Common stock	$88	$88	$88	$88	$87	$87
Capital surplus	1,181	1,167	1,158	1,138	1,111	1,242
Unappropriated retained earnings	3,248	3,435	3,451	3,466	3,343	3,079
Unrealized gains - equities	221	173	158	145	98	103
Unrealized gains - fixed maturities	619	533	481	384	306	669
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(13)	(6)	(6)	(8)	(7)	5
Other comprehensive income, net of tax	(14)	(11)	(18)	(22)	(22)	(24)

Total shareholders’ equity	5,330	5,379	5,312	5,191	4,916	5,161

Noncontrolling interests	1	—	—	4	3	197

Total liabilities and equity	$60,658	$60,163	$58,618	$57,464	$55,072	$54,845

(a)	AFG intends to adopt the pending FASB guidance regarding the reclassification of certain tax effects between accumulated other comprehensive income (“AOCI”) and retained earnings effective December 31, 2017. Accordingly, the components of shareholders’ equity in this supplement reflect the reclassification of the impact of the change in the U.S. corporate rate on the components of AOCI from retained earnings to the individual components of AOCI.

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16
Shareholders’ equity	$5,330	$5,379	$5,312	$5,191	$4,916	$5,161
Unrealized (gains) related to fixed maturities	(606)	(527)	(475)	(376)	(299)	(674)

Adjusted shareholders’ equity	4,724	4,852	4,837	4,815	4,617	4,487
Goodwill	(199)	(199)	(199)	(199)	(199)	(199)
Intangibles	(27)	(29)	(30)	(32)	(34)	(44)

Tangible adjusted shareholders’ equity	$4,498	$4,624	$4,608	$4,584	$4,384	$4,244

Common shares outstanding	88.275	88.093	88.007	87.592	86.924	86.813

Book value per share:
Book value per share	$60.38	$61.06	$60.36	$59.26	$56.55	$59.45
Adjusted (a)	53.51	55.08	54.97	54.98	53.11	51.68
Tangible, adjusted (b)	50.95	52.50	52.36	52.34	50.43	48.89

Market capitalization

AFG’s closing common share price	$108.54	$103.45	$99.37	$95.42	$88.12	$75.00

Market capitalization	$9,581	$9,113	$8,745	$8,358	$7,660	$6,511

Price / Adjusted book value ratio	2.03	1.88	1.81	1.74	1.66	1.45

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16
AFG senior obligations	$1,018	$1,003	$1,128	$1,008	$1,008	$1,008
Borrowings drawn under credit facility	—	—	—	—	—	—
Obligations of subsidiaries - other	—	—	—	—	—	18

Debt excluding subordinated debt	$1,018	$1,003	$1,128	$1,008	$1,008	$1,026

AFG subordinated debentures	300	300	300	300	300	300

Total principal amount of long-term debt	$1,318	$1,303	$1,428	$1,308	$1,308	$1,326

Shareholders’ equity	5,330	5,379	5,312	5,191	4,916	5,161
Noncontrolling interests (including redeemable NCI)	4	—	—	4	3	197
Less:
Unrealized (gains) - fixed maturity investments	(619)	(533)	(481)	(384)	(306)	(669)

Total adjusted capital	$6,033	$6,149	$6,259	$6,119	$5,921	$6,015

Ratio of debt to total adjusted capital:
Including subordinated debt	21.8%	21.2%	22.8%	21.4%	22.1%	22.0%
Excluding subordinated debt	16.9%	16.3%	18.0%	16.5%	17.0%	17.1%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	12/31/17	12/31/16
Property and Casualty Insurance
Paid Losses (GAAP)	$726	$596	$652	$554	$683	$2,528	$2,353

	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16
Statutory Surplus

Property and Casualty Insurance	$2,732	$2,817	$2,882	$3,013	$2,939	$3,038

AFG’s principal annuity subsidiaries (total adjusted capital)	$2,442	$2,433	$2,389	$2,341	$2,234	$2,216

Allowable dividends without regulatory approval

Property and Casualty Insurance	$567	$496	$496	$496	$496	$434
Annuity and Run-off	263	197	197	197	197	375

Total	$830	$693	$693	$693	$693	$809

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - December 31, 2017
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,398	$625	$315	$—	$2,338	5%
Fixed maturities - Available for sale	7,142	31,223	14	—	38,379	83%
Fixed maturities - Trading	232	116	—	—	348	1%
Equity securities	1,012	594	56	—	1,662	4%
Policy loans	—	184	—	—	184	0%
Mortgage loans	308	817	—	—	1,125	2%
Equity index call options	—	701	—	—	701	2%
Real estate and other investments	562	906	57	(214)	1,311	3%

Total cash and investments	$10,654	$35,166	$442	$(214)	$46,048	100%

Unrealized gain/(loss) on equity securities	$165	$114	$—	$—	$279

	Carrying Value - December 31, 2016
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,383	$511	$213	$—	$2,107	5%
Fixed maturities - Available for sale	6,510	28,021	13	—	34,544	83%
Fixed maturities - Trading	242	117	—	—	359	1%
Equity securities	1,013	496	49	—	1,558	4%
Policy loans	—	192	—	—	192	0%
Mortgage loans	261	886	—	—	1,147	3%
Equity index call options	—	492	—	—	492	1%
Real estate and other investments	497	705	48	(216)	1,034	3%

Total cash and investments	$9,906	$31,420	$323	$(216)	$41,433	100%

Unrealized gain/(loss) on equity securities	$102	$49	$—	$—	$151

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16	12/31/17	12/31/16
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$65	$65	$65	$63	$64	$258	$257
Fixed maturities - Trading	—	—	2	1	(1)	3	3
Equity securities	13	12	12	14	13	51	51
Equity in investees	4	8	11	4	7	27	22
Other investments	8	11	8	6	6	33	27

Gross investment income	90	96	98	88	89	372	360
Investment expenses	(4)	(2)	(2)	(2)	(4)	(10)	(10)

Total net investment income	$86	$94	$96	$86	$85	$362	$350

Average cash and investments (a)	$10,062	$9,851	$9,947	$9,855	$9,779	$9,948	$9,550

Average yield (b)	3.42%	3.82%	3.86%	3.49%	3.48%	3.64%	3.66%

Fixed Annuity:
Gross Investment Income
Fixed maturities - Available for sale	$342	$332	$322	$318	$315	$1,314	$1,223
Equity securities	7	5	5	5	7	22	24
Equity in investees	9	12	10	6	6	37	22
Other investments	19	26	22	19	20	86	87

Gross investment income	377	375	359	348	348	1,459	1,356
Investment expenses	(4)	(2)	(2)	(3)	(4)	(11)	(10)

Total net investment income	$373	$373	$357	$345	$344	$1,448	$1,346

Average cash and investments (a)	$32,245	$31,713	$30,988	$30,055	$29,192	$31,250	$28,223

Average yield (b)	4.62%	4.70%	4.62%	4.59%	4.72%	4.63%	4.77%

AFG consolidated net investment income:
Property & Casualty	$86	$94	$96	$86	$85	$362	$350
Annuity and Run-off:
Fixed Annuity	373	373	357	345	344	1,448	1,346
Variable Annuity	3	2	3	2	2	10	10
Run-off	4	6	5	5	6	20	21
Other	6	1	4	3	—	14	6
Consolidate CLOs	(7)	(5)	(5)	(6)	(8)	(23)	(37)

Total net investment income	$465	$471	$460	$435	$429	$1,831	$1,696

(a)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(b)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

December 31, 2017	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$293	$291	$(2)	1%	1%
States, municipalities and political subdivisions	6,912	7,148	236	18%	15%
Foreign government	239	242	3	1%	1%
Residential mortgage-backed securities	2,887	3,230	343	8%	7%
Commercial mortgage-backed securities	928	963	35	2%	2%
Asset-backed securities	7,836	7,962	126	21%	17%
Corporate and other bonds	18,291	18,891	600	49%	41%

Total AFG consolidated	$37,386	$38,727	$1,341	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.51%
Net of investment expense (a)	4.43%

Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years
December 31, 2016	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$348	$348	$—	1%	1%
States, municipalities and political subdivisions	6,677	6,808	131	19%	16%
Foreign government	256	261	5	1%	1%
Residential mortgage-backed securities	3,371	3,639	268	11%	9%
Commercial mortgage-backed securities	1,446	1,493	47	4%	3%
Asset-backed securities	5,962	5,959	(3)	17%	14%
Corporate and other bonds	16,034	16,395	361	47%	40%

Total AFG consolidated	$34,094	$34,903	$809	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.56%
Net of investment expense (a)	4.48%

Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions )

	December 31, 2017				December 31, 2016
	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Property and Casualty Insurance:
US Government and government agencies	$244	$243	$(1)	3%	$295	$295	$—	4%
States, municipalities and political subdivisions	2,740	2,798	58	38%	2,588	2,605	17	39%
Foreign government	228	229	1	3%	245	249	4	4%
Residential mortgage-backed securities	843	918	75	13%	980	1,026	46	15%
Commercial mortgage-backed securities	93	95	2	1%	142	144	2	2%
Asset-backed securities	1,716	1,724	8	23%	1,445	1,440	(5)	21%
Corporate and other bonds	1,349	1,367	18	19%	976	993	17	15%

Property and Casualty Insurance	$7,213	$7,374	$161	100%	$6,671	$6,752	$81	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.73%				3.88%
Net of investment expense (a)	3.54%				3.67%
Tax equivalent, net of investment expense (b)	4.03%				4.20%

Approximate average life and duration:
Approximate average life	5 years				4.5 years
Approximate duration	4 years				3.5 years

	December 31, 2017				December 31, 2016
	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Annuity and Run-off:
US Government and government agencies	$48	$47	$(1)	0%	$52	$52	$—	0%
States, municipalities and political subdivisions	4,172	4,350	178	14%	4,089	4,203	114	15%
Foreign government	11	13	2	0%	11	12	1	0%
Residential mortgage-backed securities	2,041	2,299	258	7%	2,390	2,601	211	9%
Commercial mortgage-backed securities	835	868	33	3%	1,304	1,349	45	5%
Asset-backed securities	6,120	6,238	118	20%	4,517	4,519	2	16%
Corporate and other bonds	16,942	17,524	582	56%	15,058	15,402	344	55%

Total Annuity and Run-off	$30,169	$31,339	$1,170	100%	$27,421	$28,138	$717	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.66%				4.72%
Net of investment expense (a)	4.61%				4.67%
Approximate average life and duration:
Approximate average life	6.5 years				6.5 years
Approximate duration	5 years				5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	December 31, 2017
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,253	$6,356	$103	16%
AA	8,150	8,411	261	22%
A	9,149	9,447	298	25%
BBB	10,146	10,496	350	27%

Subtotal - Investment grade	33,698	34,710	1,012	90%
BB	725	739	14	2%
B	324	328	4	1%
Other (b)	2,639	2,950	311	7%

Subtotal - Non-Investment grade	3,688	4,017	329	10%

Total	$37,386	$38,727	$1,341	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2016
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,117	$6,189	$72	18%
AA	7,123	7,257	134	21%
A	8,323	8,487	164	24%
BBB	8,999	9,193	194	26%

Subtotal - Investment grade	30,562	31,126	564	89%
BB	687	695	8	2%
B	446	445	(1)	1%
Other (b)	2,399	2,637	238	8%

Subtotal - Non-Investment grade	3,532	3,777	245	11%

Total	$34,094	$34,903	$809	100%

97% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 30 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

December 31, 2017	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$207	$205	$(2)	5%	0%
Prime (Non-Agency)	1,218	1,386	168	33%	3%
Alt-A	994	1,122	128	27%	3%
Subprime	468	517	49	12%	1%
Commercial	928	963	35	23%	2%

Total AFG consolidated	$3,815	$4,193	$378	100%	9%

-	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.
-	The average amortized cost as a percent of par is - Prime 82%; Alt-A 79%; Subprime 84%; CMBS 99%.
-	The average FICO score of our residential MBS securities is - Prime 733; Alt-A 702; Subprime 632.
-	95% of our Commercial MBS portfolio is investment-grade rated (83% AAA) and the average subordination for this group of assets is 32%.
-	The approximate average life by collateral type is - Residential 4.5 years; Commercial 5.5 years.

December 31, 2016	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$243	$243	$—	5%	0%
Prime (Non-Agency)	1,406	1,557	151	30%	4%
Alt-A	1,093	1,170	77	23%	3%
Subprime	629	669	40	13%	2%
Commercial	1,446	1,493	47	29%	3%

Total AFG consolidated	$4,817	$5,132	$315	100%	12%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:

	December 31, 2017
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$166	$163	$(3)	16%	2%
Prime (Non-Agency)	174	195	21	19%	2%
Alt-A	301	339	38	34%	3%
Subprime	202	221	19	22%	2%
Commercial	93	95	2	9%	1%

Total	$936	$1,013	$77	100%	10%

	December 31, 2016
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$192	$191	$(1)	17%	2%
Prime (Non-Agency)	187	202	15	17%	2%
Alt-A	342	361	19	31%	4%
Subprime	259	272	13	23%	3%
Commercial	142	144	2	12%	1%

Total	$1,122	$1,170	$48	100%	12%

Annuity and Run-off:

	December 31, 2017
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$41	$42	$1	1%	0%
Prime (Non-Agency)	1,041	1,178	137	37%	4%
Alt-A	693	783	90	25%	2%
Subprime	266	296	30	10%	1%
Commercial	835	868	33	27%	2%

Total	$2,876	$3,167	$291	100%	9%

	December 31, 2016
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$51	$52	$1	1%	0%
Prime (Non-Agency)	1,218	1,343	125	34%	4%
Alt-A	751	809	58	21%	3%
Subprime	370	397	27	10%	1%
Commercial	1,304	1,349	45	34%	5%

Total	$3,694	$3,950	$256	100%	13%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating ($ in millions)

	December 31, 2017
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,209	$1,246	$37	30%
AA	90	93	3	2%
A	225	239	14	6%
BBB	170	182	12	4%

Subtotal - investment grade	1,694	1,760	66	42%

BB	192	197	5	5%
B	224	230	6	5%
Other (b)	1,705	2,006	301	48%

Total	$3,815	$4,193	$378	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2016
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,668	$1,720	$52	34%
AA	164	169	5	3%
A	256	268	12	5%
BBB	274	288	14	6%

Subtotal - investment grade	2,362	2,445	83	48%

BB	211	212	1	4%
B	330	333	3	6%
Other (b)	1,914	2,142	228	42%

Total	$4,817	$5,132	$315	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 30 for more information.

Appendix A American Financial Group, Inc. Fixed Maturities - Credit Rating by Type ($ in millions)

	Fair Value - December 31, 2017
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$250	$1,848	$168	$444	$802	$2,649	$195	$6,356	16%
AA	34	4,671	66	74	19	2,242	1,305	8,411	22%
A	—	494	3	216	23	1,835	6,876	9,447	25%
BBB	—	47	—	106	76	800	9,467	10,496	27%

Subtotal - Investment grade	284	7,060	237	840	920	7,526	17,843	34,710	90%

BB	—	4	4	173	24	23	511	739	2%
B	—	7	1	226	4	—	90	328	1%
CCC, CC, C	—	1	—	902	3	3	26	935	2%
D	—	5	—	517	—	—	—	522	1%

Subtotal - Non-Investment grade	—	17	5	1,818	31	26	627	2,524	6%

Not Rated	7	71	—	572	12	410	421	1,493	4%

Total	$291	$7,148	$242	$3,230	$963	$7,962	$18,891	$38,727	100%

	Fair Value - December 31, 2016
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$299	$1,727	$171	$508	$1,213	$2,053	$218	$6,189	18%
AA	41	4,388	30	127	42	1,480	1,149	7,257	21%
A	—	501	55	170	98	1,593	6,070	8,487	24%
BBB	—	69	5	202	86	813	8,018	9,193	26%

Subtotal - Investment grade	340	6,685	261	1,007	1,439	5,939	15,455	31,126	89%

BB	—	4	—	184	29	16	462	695	2%
B	—	8	—	307	25	1	104	445	1%
CCC, CC, C	—	11	—	963	—	3	32	1,009	3%
D	—	—	—	679	—	—	—	679	2%

Subtotal - Non-Investment grade	—	23	—	2,133	54	20	598	2,828	8%
Not Rated	8	100	—	499	—	—	342	949	3%

Total	$348	$6,808	$261	$3,639	$1,493	$5,959	$16,395	$34,903	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.